Exhibit 32.1

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Euramax Holdings, Inc., (the “Company”), on Form 10-Q for the period ended September 27, 2013, (the “Report”), I, Mitchell B. Lewis, President and Chief Executive Officer, and I, Mary S. Cullin, Senior Vice President, Chief Financial Officer & Treasurer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2013	/s/ Mitchell B. Lewis
Mitchell B. Lewis
President and Chief Executive Officer

Date: November 8, 2013	/s/ Mary S. Cullin
Mary S. Cullin
Senior Vice President, Chief Financial Officer & Treasurer